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                                                                 EXHIBIT 99.3

                               REQUEST FOR WAIVER

        REDWOOD TRUST, INC. DIVIDEND REINVESTMENT AND STOCK PURCHASE PLAN

This form is to be used by Participants in the Redwood Trust, Inc. ("Redwood") Dividend Reinvestment and Stock Purchase Plan (the "Plan") who are requesting authorization from Redwood to make an optional cash payment under the Plan in excess of the $5,000 monthly maximum.

A new form must be completed each month the Participant wishes to make an optional cash payment in excess of the $5,000 monthly maximum. This form will not be accepted by Redwood unless it is completed in its entirety.

The Participant submitting this form hereby certifies that (a) the information contained herein is true and correct as of the date of this form; (b) the Participant has received a current copy of the Prospectus relating to the Plan (the "Prospectus") and (c) the Participant must submit a copy of this Request for Waiver (approved by Redwood) to Mellon Bank, N.A. at the same time an Authorization Form and/or Broker and Nominee Form and the optional cash payment are submitted by the Participant.

For information regarding the discount (if any) and threshold price (if any) that may be applicable to optional cash payments made pursuant to an approved Request for Waiver, please call (415) 380-2304 within five (5) business days before the applicable Optional Cash Payment Due Date. THIS FORM SHOULD THEN BE COMPLETED AND RETURNED (VIA FACSIMILE) TO REDWOOD TRUST, INC., ATTENTION: VICE PRESIDENT AND TREASURER, FAX NUMBER (415) 381-1773, by 10:00 a.m. Pacific Time no later than two (2) business days prior to the Optional Cash Payment Due Date for the applicable Investment Date. If approved by the Company, the approved copy of this form must be returned with full payment on the Optional Cash Payment Due Date. See Question 17 to the Prospectus for further information.


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Date


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Participant's Signature


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Participant's Signature


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Print Name as it Appears on Share Certificate
(or Name of Beneficial Stockholder)


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Print Name as it Appears on Share Certificate
(or Account Number and Location of
Shares Held by Beneficial Stockholder)




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Optional Cash Payment Amount Requested


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Social Security or Tax I.D. Number


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Street Address


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City                    State                  Zip



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Phone Number

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Fax Number


Please certify if you are currently participating in the dividend reinvestment component of the plan. Yes / / No / /

Method of Payment: _____ Check _____ Money Order _____ Other* (Specify)______

* Payment by other than Check or Money Order requires approval of Redwood.


                         APPROVED BY REDWOOD TRUST, INC.


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Optional Cash Payment Amount Approved


Method of Payment Approved:
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Threshold Price, if any:
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Applicable Waiver Discount:
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By:
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Name:
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Title:
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Date:
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This Request for Waiver may be withdrawn by the Participant in accordance with the terms of the Plan.